Vanguard Market Liquidity Fund
Supplement Dated August 27, 2020, to the Prospectus Dated December 20, 2019
The purpose of this supplement is to provide you with information regarding the investment strategy for Vanguard Market Liquidity Fund (the “Fund”).
The Fund invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, Eurodollar and Yankee obligations, and other money market securities, including securities issued by the U.S. government or its agencies and instrumentalities. The Fund invests more than 25% of its assets in the financial services industry (i.e., issuers principally engaged in providing financial services to consumers and industry), which includes securities issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Federal Home Loan Banks. The Fund has no limit on its ability to invest in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or cash (“government securities”). The Fund has been increasing its investments in government securities and expects to continue to do so.
Prospectus Text Changes
The following replaces the “Principal Investment Strategies” section:
The Fund invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, Eurodollar and Yankee obligations, and other money market securities, such as securities issued by the U.S. government or its agencies and instrumentalities. To be considered high quality, a security must be determined by Vanguard to present minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Fund invests more than 25% of its assets in securities issued by companies in the financial services industry. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.
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Vanguard Marketing Corporation, Distributor.	PS 1142A 082020